UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street

Cambridge, Massachusetts  02139

(Address of principal executive offices) (Zip Code)

(617) 444-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01        Completion of Acquisition or Disposition of Assets.

This current report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by us on March 13, 2009 related to our March 12, 2009 acquisition of ViroChem Pharma Inc., or ViroChem.  This amendment includes audited condensed financial statements of ViroChem Pharma Inc. as of and for the years ended December 31, 2008 and 2007 and unaudited condensed combined pro forma financial information for us and ViroChem as of and for the year ended December 31, 2008.  Each of these items was permitted pursuant to Item 9 of Form 8-K to be filed by amendment within 75 days after the acquisition.

ITEM 9.01        Financial Statements and Exhibits

(a)               Financial Statements of Business Acquired

ViroChem’s Audited Condensed Financial Statements as of and for the years ended December 31, 2008 and 2007 are filed as Exhibit 99.1 to this current report on Form 8-K/A.

(b)               Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A:

•                  Unaudited Pro Forma Condensed Combined Balance Sheet of Vertex Pharmaceuticals Incorporated and ViroChem as of December 31, 2008.

•                  Unaudited Pro Forma Condensed Combined Statement of Operations of Vertex Pharmaceuticals Incorporated and ViroChem for the Twelve Months Ended December 31, 2008.

•                  Notes to Unaudited Pro Forma Condensed Combined Financial Information of Vertex Pharmaceuticals Incorporated and ViroChem.

(d)   Exhibits

Exhibit	Description of Document

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Condensed Financial Statements of ViroChem Pharma Inc., as of and for the years ended December 31, 2008 and 2007.

99.2	Pro Forma Condensed Combined Financial Statements of Vertex Pharmaceuticals Incorporated and ViroChem Pharma Inc. as of and for the year ended December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 11, 2009	/s/ Ian F. Smith
Ian F. Smith Executive Vice President and Chief Financial Officer